Waddell & Reed Advisors Global Bond Fund, Inc.

Supplement Dated February 23, 2004
to Statement of Additional Information Dated January 28, 2004

The following information replaces the corresponding section of the non-fundamental investment restrictions in the section entitled Investment Restrictions and Limitations:

(4)	The Fund does not intend to invest more than 35% of its total assets in non-U.S. dollar-denominated securities.

WADDELL & REED ADVISORS FUNDS

Fixed Income and Money Market Funds

Supplement Dated February 23, 2004 To Prospectus Dated January 28, 2004

Investment Restriction change for Waddell & Reed Advisors Global Bond Fund

The following replaces the third paragraph regarding Waddell & Reed Advisors Global Bond Fund in the section entitled "The Investment Principles of the Funds--Investment Goals, Principal Strategies and Other Investments"

During normal market conditions, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. The Fund generally limits its holdings so that no more than 30% of its total assets are invested in issuers within a single country outside the U.S. The Fund does not intend to invest more than 35% of its total assets in non-U.S. dollar denominated securities.